UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2016 (October 5, 2016)

GLADSTONE LAND CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35795	54-1892552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100 McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 5, 2016, Gladstone Land Corporation, as parent guarantor, and its wholly-owned subsidiary, Gladstone Land Limited Partnership, as borrower (collectively, the “Company”), closed on an amendment to the Company’s credit facility (the “Credit Facility”) with Metropolitan Life Insurance Company (“MetLife”). The Company previously announced its entry into the Credit Facility under Item 1.01 on the Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on May 14, 2014, and further announced an amendment to the Credit Facility under Item 1.01 on the Current Report on Form 8-K, filed with the SEC on September 10, 2015. As amended in 2015, the Credit Facility consisted of a $100.0 million long-term note payable (the “2015 Term Note”) and a $25.0 million revolving equity line of credit (the “2015 Line of Credit”), as evidenced by a Loan Agreement and two Promissory Notes. As amended on October 5, 2016, the Credit Facility now consists of the 2015 Term Note, the 2015 Line of Credit, a $50.0 million long-term note payable (the “2016 Term Note”), and a $25.0 million revolving equity line of credit (the “2016 Line of Credit”), as evidenced by a Loan Agreement and four Promissory Notes.

The 2016 Term Note is scheduled to mature on January 5, 2029, and advances will initially bear interest at a fixed rate of 3.16% per annum, plus an unused fee of 0.20% on undrawn amounts. The interest rate for subsequent disbursements under the 2016 Term Note will be based on prevailing market rates at the time of such disbursements. The interest rate on the initial advance and any subsequent disbursements will be subject to adjustment on January 5, 2027. If the Company has not drawn the full $50.0 million by December 31, 2018, MetLife has the option to be relieved of its obligation to disburse the remaining funds under the 2016 Term Note.

The 2016 Line of Credit is scheduled to mature on April 5, 2024, and advances will initially bear interest at a variable rate equal to the three-month LIBOR plus a spread of 2.25%, with a minimum annualized rate of 2.50%, plus an unused fee of 0.20% on undrawn amounts. The interest rate spread on borrowings under the 2016 Line of Credit will be subject to adjustment on October 5, 2019.

As part of this amendment, the Company paid aggregate loan fees of $225,000. Simultaneous with the closing of this amendment, the Company drew approximately $21.6 million under the 2016 Term Note, with $21.0 million of the proceeds being used to repay the balance previously outstanding under the 2015 Line of Credit.

Among other changes, the amendments to the Credit Facility:

•	increased the overall loan-to-value ratio on the underlying properties pledged as collateral under the Credit Facility from 58% to 60%;

•	reduced the blended interest rate on all previously-disbursed amounts under the 2015 Term Note by 19 basis points, from 3.35% to 3.16%;

•	extended the fixed-rate term of the 2015 Term Note by 76 months, through January 2027; and

•	extended the draw period under the 2015 Term Note by one year, through December 31, 2018.

All other material items of the Credit Facility remained unchanged.

The foregoing description of the amendments to the Loan Agreement and Promissory Notes is not complete and is qualified in its entirety by the full text of the amendment to the Loan Agreement, the amendments to the Promissory Notes for each of the 2015 Term Note and the 2015 Line of Credit, and the new Promissory Notes for each of the 2016 Term Note and the 2016 Line of Credit, which are filed herewith as Exhibits 10.7, 10.8, 10.9, 10.10, and 10.11 to this Current Report on Form 8-K, respectively, and which are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information regarding the amendment to the Credit Facility set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On October 6, 2016, the Company issued a press release (the “Press Release”) announcing the amendment to the Credit Facility. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1 and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Loan Agreement, dated April 30, 2014, by and among Gladstone Land Limited Partnership, as borrower, Gladstone Land Corporation, as guarantor, and Metropolitan Life Insurance Company, as lender (filed as Exhibit 10.1 to the Current Report on Form 8-K (File No. 001-35795) filed on May 14, 2014, and incorporated herein by reference).

10.2	Promissory Note (Note A), dated April 30, 2014, by Gladstone Land Limited Partnership as borrower, in favor of Metropolitan Life Insurance Company, as lender (filed as Exhibit 10.3 to the Current Report on Form 8-K (File No. 001-35795) filed on May 14, 2014, and incorporated herein by reference).

10.3	Promissory Note (Note B), dated April 30, 2014, by Gladstone Land Limited Partnership as borrower, in favor of Metropolitan Life Insurance Company, as lender (filed as Exhibit 10.4 to the Current Report on Form 8-K (File No. 001-35795) filed on May 14, 2014, and incorporated herein by reference).

10.4	Third Amendment to Loan Agreement, dated September 3, 2015, by and among Gladstone Land Limited Partnership, as borrower, Gladstone Land Corporation, as guarantor, and Metropolitan Life Insurance Company, as lender (filed as Exhibit 10.1 to the Current Report on Form 8-K (File No. 001-35795) filed on September 10, 2015, and incorporated herein by reference).

10.5	First Amendment to Promissory Note (Note A), dated September 3, 2015, by Gladstone Land Limited Partnership as borrower, in favor of Metropolitan Life Insurance Company, as lender (filed as Exhibit 10.2 to the Current Report on Form 8-K (File No. 001-35795) filed on September 10, 2015, and incorporated herein by reference).

10.6	First Amendment to Promissory Note (Note B), dated September 3, 2015, by Gladstone Land Limited Partnership as borrower, in favor of Metropolitan Life Insurance Company, as lender (filed as Exhibit 10.3 to the Current Report on Form 8-K (File No. 001-35795) filed on September 10, 2015, and incorporated herein by reference).

10.7	Fourth Amendment to Loan Agreement, dated October 5, 2016, by and among Gladstone Land Limited Partnership, as borrower, Gladstone Land Corporation, as guarantor, and Metropolitan Life Insurance Company, as lender.

10.8	Second Amendment to Promissory Note (Note A), dated October 5, 2016, by Gladstone Land Limited Partnership as borrower, in favor of Metropolitan Life Insurance Company, as lender.

10.9	Second Amendment to Promissory Note (Note B), dated October 5, 2016, by Gladstone Land Limited Partnership as borrower, in favor of Metropolitan Life Insurance Company, as lender.

10.10	Promissory Note (Note C – 2016 Term Facility), dated October 5, 2016, by Gladstone Land Limited Partnership, as borrower, in favor of Metropolitan Life Insurance Company, as lender.

10.11	Promissory Note (Note D – 2016 RELOC), dated October 5, 2016, by Gladstone Land Limited Partnership, as borrower, in favor of Metropolitan Life Insurance Company, as lender.

99.1	Press Release, dated October 6, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Land Corporation

October 11, 2016	By:	/s/ Lewis Parrish
Lewis Parrish
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Loan Agreement, dated April 30, 2014, by and among Gladstone Land Limited Partnership, as borrower, Gladstone Land Corporation, as guarantor, and Metropolitan Life Insurance Company, as lender (filed as Exhibit 10.1 to the Current Report on Form 8-K (File No. 001-35795) filed on May 14, 2014, and incorporated herein by reference).

10.2	Promissory Note (Note A), dated April 30, 2014, by Gladstone Land Limited Partnership as borrower, in favor of Metropolitan Life Insurance Company, as lender (filed as Exhibit 10.3 to the Current Report on Form 8-K (File No. 001-35795) filed on May 14, 2014, and incorporated herein by reference).

10.3	Promissory Note (Note B), dated April 30, 2014, by Gladstone Land Limited Partnership as borrower, in favor of Metropolitan Life Insurance Company, as lender (filed as Exhibit 10.4 to the Current Report on Form 8-K (File No. 001-35795) filed on May 14, 2014, and incorporated herein by reference).

10.4	Third Amendment to Loan Agreement, dated September 3, 2015, by and among Gladstone Land Limited Partnership, as borrower, Gladstone Land Corporation, as guarantor, and Metropolitan Life Insurance Company, as lender (filed as Exhibit 10.1 to the Current Report on Form 8-K (File No. 001-35795) filed on September 10, 2015, and incorporated herein by reference).

10.5	First Amendment to Promissory Note (Note A), dated September 3, 2015, by Gladstone Land Limited Partnership as borrower, in favor of Metropolitan Life Insurance Company, as lender (filed as Exhibit 10.2 to the Current Report on Form 8-K (File No. 001-35795) filed on September 10, 2015, and incorporated herein by reference).

10.6	First Amendment to Promissory Note (Note B), dated September 3, 2015, by Gladstone Land Limited Partnership as borrower, in favor of Metropolitan Life Insurance Company, as lender (filed as Exhibit 10.3 to the Current Report on Form 8-K (File No. 001-35795) filed on September 10, 2015, and incorporated herein by reference).

10.7	Fourth Amendment to Loan Agreement, dated October 5, 2016, by and among Gladstone Land Limited Partnership, as borrower, Gladstone Land Corporation, as guarantor, and Metropolitan Life Insurance Company, as lender.

10.8	Second Amendment to Promissory Note (Note A), dated October 5, 2016, by Gladstone Land Limited Partnership as borrower, in favor of Metropolitan Life Insurance Company, as lender.

10.9	Second Amendment to Promissory Note (Note B), dated October 5, 2016, by Gladstone Land Limited Partnership as borrower, in favor of Metropolitan Life Insurance Company, as lender.

10.10	Promissory Note (Note C – 2016 Term Facility), dated October 5, 2016, by Gladstone Land Limited Partnership, as borrower, in favor of Metropolitan Life Insurance Company, as lender.

10.11	Promissory Note (Note D – 2016 RELOC), dated October 5, 2016, by Gladstone Land Limited Partnership, as borrower, in favor of Metropolitan Life Insurance Company, as lender.

99.1	Press Release, dated October 6, 2016